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                                                                    EXHIBIT 10.5

                                BANK OF BOTETOURT

                            Summary Plan Description
                                  January 2001

     This summary plan description explains in simple terms the essential features of the Virginia Bankers Association Master Defined Contribution Plan for Bank of Botetourt (the "Bank"). The Table of Contents below will help you locate information in this summary on various specific Plan provisions.

     This summary plan description is intended to give you a general overview of the Plan. It necessarily generalizes for the sake of clarity and conciseness. This document is only a summary of the Plan. Therefore, if there is a discrepancy between it and the legal documents governing the Plan, the legal documents will control. If a participant would like more information concerning the Plan, including obtaining copies of the Plan's legal documents, he or she should contact the Plan Administrator.

                                Table of Contents
                                -----------------

                                                                            Page

Purpose of the Plan......................................................     3

Eligibility and Participation............................................     3

Contributions to the Plan................................................     3
  Employee Contributions.................................................     3
    Elective Contributions...............................................     3
  Employer Contributions.................................................     3
    Matching Contributions...............................................     3
    Profit Sharing Contributions.........................................     3
      Determination of Amount ...........................................     3
      Covered Participants...............................................     4
      Allocation of Contributions........................................     4

Retirement Dates.........................................................     4
  Early Retirement Date..................................................     4
  Normal Retirement Date.................................................     4
  Delayed Retirement Date................................................     4

Vesting..................................................................     4
  Employee Contributions.................................................     4
  Employer Matching and Profit Sharing Contributions.....................     4
    Vesting Service......................................................     4
    Vesting Schedule.....................................................     4
    Automatic Vesting....................................................     5
    Break-in-Service.....................................................     5

Forfeitures..............................................................     5
  Forfeiture Events......................................................     5

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  Restoration of Amounts Forfeited.......................................     6
  Allocation of Forfeited Amounts........................................     6

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Investment of Contributions..............................................     6

Account Balances and Valuation...........................................     6

Distribution of Benefits.................................................     6
  Retirement.............................................................     6
  Termination of Employment..............................................     6
  Beneficiary............................................................     6

Loans....................................................................     6

Hardship Withdrawals.....................................................     6

Beneficiary Designation..................................................     7

Tax Considerations.......................................................     7

Termination or Amendment.................................................     7

Name and Type of Plan; Fiduciaries; Other Matters........................     7
  Name of Plan...........................................................     8
  Type of Plan...........................................................     8
  Plan Number............................................................     8
  Plan Sponsor...........................................................     8
  Administration of the Plan.............................................     8
  Trustee................................................................     8
  Service of Legal Process...............................................     8
  Trust Fund and Investment Managers.....................................     8
  Plan Year..............................................................     8
  Insurance..............................................................     8
  Qualified Domestic Relations Orders ("QDROs")..........................     8

Claims Procedure.........................................................     8

Your Rights Under ERISA..................................................     9

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1.   Purpose of the Plan. The Bank has established the Plan to reward its
     -------------------
     employees for their loyal and dedicated service to the Bank. The Plan represents an important benefit through which the Bank compensates its employees for their work in contributing to the Bank's success.

     The primary purpose of the Plan is to provide eligible employees greater financial security during their retirement years. If you are an eligible employee, you will have the opportunity to save by making pre-tax contributions from your compensation to the Plan. By making your own pre-tax contributions, you will be entitled to receive matching contributions from the Bank. In addition, as long as profits permit, the Bank may make its own profit sharing contributions for the benefit of eligible employees. When you retire, you will be able to receive the value of the contributions you have made as well as those the Bank has made on your behalf, plus any earnings on such contributions. The savings accumulated under this Plan, along with the savings and benefits you may derive from other sources, can help ensure that you are not faced with financial worries at retirement.

2.   Eligibility and Participation. Any salaried employee (other than a leased
     -----------------------------
     employee or a person who is not a common law employee) who is at least twenty-one years old and who has been employed by the Bank for at least twelve (12) months is eligible to participate in the Plan. If these eligibility requirements are met, an employee may become a participant on the Plan's next semi-annual entry date.

3.   Contributions to the Plan.
     -------------------------

     a.   Employee Contributions.
          ----------------------

          i.   Elective Contributions. You may elect to make pre-tax
               ----------------------
               contributions to the Plan of up to 21% of your covered compensation. "Covered compensation" means your gross income as reported on your IRS W-2 plus any amount by which that income has been reduced because of your participation in a cafeteria or similar plan. It does not include compensation you are paid prior to your becoming an eligible employee, nor amounts paid as overtime, bonuses or commissions. The amount you elect to contribute must be in whole percentage terms and will be by payroll deduction. You can change any such election semi-annually by giving appropriate notice to the Plan Administrator. The amount you contribute, as well as the amount the Bank contributes, and any earnings on such contributions, are not taxed until you withdraw them from the Plan. By avoiding taxation until a later date, the amount you contribute to the Plan on a pre-tax basis generally will be larger than what you would otherwise have been able to save outside a qualified plan (assuming the same investment return).

     b.   Employer Contributions.
          ----------------------

          i.   Matching Contributions. The Bank will make matching contributions
               ----------------------
               on your behalf when you elect to make pre-tax contributions to the Plan. The amount of the Bank's matching contribution will be 50% of the amount you elect to contribute on a pre-tax basis, up to 6% of your covered compensation.

          ii.  Profit Sharing Contributions. Each Plan Year the Bank may make a
               ----------------------------
               profit sharing contribution to the Plan in accordance with the following rules:

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               A.   Determination of Amount. The amount of such contribution, if
                    -----------------------
                    any, is within the discretion of the Bank and will be determined during each Plan Year.

               B.   Covered Participants. Such contributions shall be allocated
                    --------------------
                    to "covered participants." You will be a covered participant if you are an eligible employee on the last day of the Plan Year for which such contribution is being made and you have at least 1,000 hours of service for such year. However, if during the Plan Year you die or retire on your normal, early, or delayed retirement date while an eligible employee, you will be a covered participant regardless of whether you are credited with 1,000 hours of service for such Plan Year.

               C.   Allocation of Contributions. The Bank's contribution is
                    ---------------------------
                    allocated to your account based on the proportion of your covered compensation to the covered compensation of all covered participants. In other words, if your covered compensation for the Plan Year is 1/100 of the total covered compensation of all covered participants, the amount allocated to your account will be 1/100 of the Bank's total contribution to the Plan for that Plan Year.

4.   Retirement Dates. The following retirement dates are provided under the
     ----------------
     Plan:

     a.   Early Retirement Date. The date you retire before your Normal
          ---------------------
          Retirement Date if you have reached age 55 while an employee and have at least 10 years of vesting service.

     b.   Normal Retirement Date. Your 65th birthday.
          ----------------------

     c.   Delayed Retirement Date. The date you retire after your Normal
          -----------------------
          Retirement Date.

5.   Vesting. Vesting means that you are entitled to all or a percentage of your
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     accrued benefit in the Plan regardless of whether you continue to work for the Bank. In other words, the vested portion of your benefit cannot be taken away or "forfeited" (although it may be adjusted based on investment earnings or losses). However, even though you may be vested, you generally may not receive your benefit until a later date. The following rules apply in determining when you are vested:

     a.   Employee Contributions. You are always 100% vested in amounts that you
          ----------------------
          contribute to the Plan as elective contributions.

     b.   Employer Matching and Profit Sharing Contributions. You are vested in
          --------------------------------------------------
          amounts the Bank contributes on your behalf as matching and profit sharing contributions by reference to a vesting schedule, which relates to your years of service. These concepts are explained below.

          i.   Vesting Service. The vesting schedule is based on years of
               ---------------
               service. In general, you will receive credit for a year of vesting service if you have 1,000 or more hours of service in a Plan Year. You will be credited with one (1) hour of service for each actual hour you work and for certain other reasons such as vacation, holiday, or sickness. No more than 501 hours of service will be credited to you for any single continuous period of absence from work.

          ii.  Vesting Schedule. You will be vested in your accrued benefit
               ----------------
               under the Plan in accordance with the following vesting schedule:

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                     Number of Years
                    of Vesting Service   Vested Interest
                    ------------------   ---------------

                    Less than 3 years            0%
                          3 years               20%
                          4 years               40%
                          5 years               60%
                          6 years               80%
                          7 years              100%

               If the Plan ever becomes a "Top-Heavy Plan," the following vesting schedule applies:

                     Number of Years
                    of Vesting Service   Vested Interest
                    ------------------   ---------------

                     Less than 3years            0%
                          3 years              100%

               In general, the Plan will be a top-heavy plan if more than 60% of the benefits under this Plan are allocated to key employees. Key employees include officers who make more than $70,000, one of the top ten owners who makes over $35,000 and who owns at least 1/2% of the Bank, a more than 1% owner of the bank who makes over $150,000, or a 5% owner of the Bank. The $70,000 and $35,000 amounts may be adjusted for inflation from time to time.

          iii. Automatic Vesting. You will be fully vested regardless of your
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               years of vesting service if:

               1. You retire on your normal, early, or delayed retirement date.

               2.   You die while employed by the Bank.

          iv.  Break-in-Service. A year of broken service is a Plan Year in
               ----------------
               which you are credited with fewer than 501 hours of service with the Bank. However, if an absence from work is due to maternity or paternity, then you will be credited with eight (8) hours of service for each day of absence, but only up to 501 hours of service in the first or second year of absence in order to prevent you from experiencing a year of broken service. (See discussion of forfeitures below.)

6.   Forfeitures.
     -----------

     a.   Forfeiture Events. An employee sometimes leaves the Bank before he or
          -----------------
          she has become fully vested in his or her benefit under the Plan. When this occurs, the non-vested portion of such employee's benefit is forfeited and divided among the remaining participants. An employee's non-vested portion of his or her benefit will be forfeited upon the earlier of the following events:

          i. The date the employee incurs five (5) consecutive years of broken service.

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          ii.  The date of the employee's death after termination of employment.

          iii. The end of the Plan Year in which an employee is paid his or her entire vested accrued benefit after termination of employment (a "cash-out").

          iv. The end of the Plan Year in which an employee's employment with the Bank ends, if he or she has no vested accrued benefit (a "deemed cash-out").

     b.   Restoration of Amounts Forfeited. If a person incurs forfeiture
          --------------------------------
          because of a cash-out or a deemed cash-out, and such person becomes an employee before incurring five (5) consecutive years of broken service after the date of such forfeiture, the amount forfeited may be restored.

     c.   Allocation of Forfeited Amounts. Any amounts permanently forfeited
          -------------------------------
          under the Plan shall be allocated to participants on the same basis as contributions are allocated. That is, forfeited amounts will be allocated proportionately based on a participant's covered compensation to the covered compensation of all participants.

7.   Investment of Contributions. You will have a choice as to how contributions
     ---------------------------
     you make, and those the Bank makes on your behalf, are invested. You will receive information describing each investment option available under the Plan. Obviously, you should select the investment option which you believe is most appropriate for you, given your age, risk tolerance, other savings, etc. The Plan allows you to change your investment direction daily.

8.   Account Balances and Valuation. The assets of the Plan are held in a
     ------------------------------
     separate trust fund, within which you have your own separate account. Earnings and losses on the Plan's assets, including amounts held in your account, are determined daily. You will receive quarterly statements showing your account balance. These statements will also show how much you have contributed, how much the Bank has contributed, and the earnings or losses on such contributions.

9.   Distribution of Benefits. You will be eligible to receive your vested
     ------------------------
     accrued benefit under the Plan when you retire or otherwise terminate employment with the Bank.

     a.   Retirement. Upon your retirement, you may choose to receive payment of
          ----------
          your vested accrued benefit in a lump sum, or in periodic payments over ten (10) years, or a combination or these two. However, if your vested accrued benefit is less than $5,000, your benefit will be paid in a lump sum.

     b.   Termination of Employment. If your employment is terminated for
          -------------------------
          reasons other than retirement, you may receive payment of your vested accrued benefit in a lump sum, upon reaching retirement, in periodic payments over ten (10) years, or a combination of these two. However, if your vested accrued benefit is less than $5,000, your benefit will be paid in a lump sum.

     c.   Beneficiary. If you die while employed by the Bank, or after you
          -----------
          retire or otherwise terminate employment with the Bank, your vested accrued benefit will be paid to your beneficiary in accordance with the distribution rules discussed in a. and b. above.

10.  Loans. The Plan allows you to obtain a loan from the Plan for up to 50% of
     -----
     your vested accrued benefit. For details, you should obtain a copy of the Plan's Loan Policy from the Plan Administrator.

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11.  Hardship Withdrawals. The Plan is intended to provide you with supplemental
     --------------------
     income at retirement, but you may, if you choose, withdraw funds from your account before you retire under certain circumstances. The Plan allows you to make non-hardship withdrawals from your own contributions to the Plan. Participants who have reached age 59 1/2 may make non-hardship withdrawals from the Bank's contributions to the Plan. In addition, you may make "hardship" withdrawals from the amount representing the Bank's contribution to the Plan. A "hardship" means an immediate and heavy need for financial assistance because of any of the following reasons:

     a. medical expenses incurred by you or a dependent which are not reimbursable by insurance or otherwise;

     b. the purchase of your principal residence or the making of major improvements or repairs to it;

     c.   education expenses or related costs for you or a dependent; or

     d. other losses of a catastrophic nature that are not reimbursable by insurance.

     In addition, you may make withdrawals from your own pre-tax elective contributions to the Plan if you suffer a "severe hardship." A "severe hardship" means an immediate and heavy need for financial assistance because of any of the following reasons:

     a. medical expenses incurred by you or a dependent which are not reimbursable by insurance or otherwise;

     b.   the purchase of your principal residence;

     c.   college tuition and related costs; or

     d.   the prevention of your eviction or the foreclosure of your mortgage.

     The Plan Administrator shall make all determinations as to whether a "hardship" or "severe hardship" exists.

12.  Beneficiary Designation. You may designate a beneficiary to receive any
     -----------------------
     benefit payable under the Plan by completing the appropriate form. Your spouse must consent to such designation in writing if you are married at the time of your death (whether or not you are married when you designate the beneficiary). If you do not designate a beneficiary, or your beneficiary dies before you, your benefit will be paid to your spouse or, if you have no surviving spouse, your estate.

13.  Tax Considerations. Amounts contributed on your behalf under the Plan are
     ------------------
     generally not subject to income tax until such amounts are paid to you. You should consult with a tax adviser to review your particular circumstances before you receive a withdrawal or distribution from the Plan.

14.  Termination or Amendment. The Bank plans to maintain this Plan
     ------------------------
     indefinitely, but reserves the right to terminate or amend it at any time. In the event of the termination of the Plan, or the complete discontinuance of all contributions to the Plan, each participant in the Plan would become fully vested in the portion of his or her account not previously vested. Upon termination of the Plan, all funds held in the Plan may continue to be held in trust until the regular payment time under the Plan, or may be distributed to you, as determined by the Bank in accordance with the provisions of the Plan.

                                        7

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15.  Name and Type of Plan; Fiduciaries; Other Matters. The Employee Retirement
     -------------------------------------------------
     Income Security Act of 1974 ("ERISA") requires that certain specific information be set forth in the summary plan description. The information in this section is provided in order to comply with ERISA's requirements and inform you of the features of the Plan.

     a.   Name of Plan. Virginia Bankers Association Master Defined Contribution
          ------------
          Plan for Bank of Botetourt.

     b.   Type of Plan. The Plan is classified as a profit sharing plan with a
          ------------
          "cash or deferred arrangement" under Section 401(k) of the Internal Revenue Code.

     c.   Plan Number. 002.
          -----------

     d.   Plan Sponsor. Bank of Botetourt is the Plan Sponsor. The Internal
          ------------
          Revenue Service has assigned the Bank Employer Identification Number
          (EIN) 54-01322390.

     e.   Administration of the Plan. The Plan is administered by the VBA
          --------------------------
          Benefits Corporation as Plan Administrator. Its address is 700 East Main Street, Suite 1411, P. O. Box 462, Richmond, Virginia 23218-0462. Its business phone number is (804) 643-8060. The Plan Administrator has discretionary authority to interpret provisions of the Plan and determine eligibility for benefits.

     f.   Trustee. The Trustee of the Plan is the VBA Benefits Corporation and
          -------
          its address is set forth under e. above.

     g.   Service of Legal Process. Legal process may be served on any officer
          ------------------------
          or employee of the Plan Administrator/Trustee at the address set forth under e. above.

     h.   Trust Fund and Investment Managers. The assets of the Plan are held in
          ----------------------------------
          a trust fund by the Plan Trustee. The Trust agreement under which assets of the Plan are held is part of the Virginia Bankers Association Master Defined Contribution Plan. The assets in the trust fund are invested and managed by one or more investment managers. Currently, the investment manager is Reliance Trust Company, 3295 Northeast Road, N.E., Atlanta, Georgia 30340-4099.

     i.   Plan Year. For purposes of maintaining the Plan's fiscal records, the
          ---------
          Plan Year is the calendar year, i.e., the twelve (12) month period beginning January 1st and ending December 31st.

     j.   Insurance. Because this Plan is a Defined Contribution "Profit
          ---------
          Sharing" Plan, benefits are not insured by the Pension Benefit Guaranty Corporation.

     k.   Qualified Domestic Relations Orders ("QDROs"). Any participant or
          ---------------------------------------------
          beneficiary may obtain without charge from the Plan Administrator a copy of the Plan's procedures governing QDRO determinations.

16.  Claims Procedure. Benefits under the Plan are normally payable
     ----------------
     automatically without any need for you to file a formal claim. The following procedure applies if you disagree with the amount of benefits paid to you under the Plan or you wish to claim a benefit which has not been paid to you.

     Your claim for benefits under the Plan must be made in writing and submitted to the Plan Administrator. If your claim is denied in whole or in part, the Plan Administrator will notify you of the denial within 90 days after receipt of your claim. The claim denial notice will be written in such a manner that you can understand it and will contain (1) the specific reason for denial, (2) a specific reference to the Plan

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

     provision upon which the denial is based, (3) a description of any additional material or information that is needed which may change the decision to deny your claim, as well as an explanation of why the material or information is needed, and (4) an explanation of how you can have the decision reviewed. If you do not receive notification in the 90-day period, you should consider your claim denied.

     If additional time is needed to make a decision on your claim, you'll be given written notification of the reason for the delay and when you may expect to receive a decision. The maximum delay will never be more than 90 days after the end of the first 90-day period. If you do not receive notification within 90 days or a decision on your claim within 180 days, you can assume your claim is denied.

     You, or your duly authorized representative, may request, in writing, that the Plan Administrator conduct a full and fair review of the denial. You must submit this request to the Plan Administrator within 60 days after you receive the written notice of denial, or at a later time that the Plan Administrator finds reasonable under the circumstances. In connection with this review, you or your representative may review pertinent documents and may submit issues and comments, in writing, as to why you think your claim should not be denied.

     The Plan Administrator will deliver to you a written decision on your claim within 60 days of its receipt of your request for review. If, however, there are special circumstances that require more time for processing your claim, this period may be extended to 120 days. If this extension is required, you will be notified in writing before the end of the first 60-day period. The Plan Administrator's decision will (1) be written in such a manner that you can understand it, and (2) include specific references to the Plan provision upon which the decision is based. If you do not receive a decision on review by the end of the first 60-day period plus any required extension, you should consider your claim denied on review.

17.  Your Rights Under ERISA. Each participant in the Plan is entitled to the
     -----------------------
     following rights and protections under ERISA.

     You can examine, free of charge, all of the official documents related to the Plan, such as plan documents and all documents filed with U.S. Department of Labor, in your Plan Administrator's office.

     If you like, you can get your own copies of plan documents by writing to the Plan Administrator. You may have to pay a reasonable charge to cover the cost of photocopying.

     Once a year, you will automatically receive a summarized annual financial report for the Plan whose benefit is provided through the Plan Trustee.

     Once a year, you can get a statement telling you whether you have a right to receive a retirement benefit under the Plan at normal retirement age (age 65), and if so, what your benefit would be at normal retirement age if you stop working under the Plan now. If you do not have a right to a benefit, the statement will tell you how many more years you have to work to get a right to a retirement benefit. You must request this statement in writing. The Plan is not required to give this statement more than once a year, but it must be provided free of charge.

     In addition to creating rights for Plan participants, ERISA imposes duties upon the people who run the Plan. These people are called fiduciaries and have a duty to act prudently and in the interest of you and other Plan participants and beneficiaries.

     No one, including your employer or any other person, may fire you or discriminate against you in any way to prevent you from obtaining a benefit under any Plan or exercising your rights under ERISA.

     If your claim for a benefit is in any way denied, you must receive a written explanation of the reason for the denial. You have the right to have the Plan review and reconsider your claim.

     Under ERISA, there are steps you can take to enforce these rights. For instance, if you request materials from the Plan Administrator and do not receive them within thirty (30) days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $100 a day until you receive the materials, unless they were not sent because of reasons beyond the control of the Plan Administrator.

     If you have a claim for benefits that is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that the Plan fiduciaries misuse the Plan's money, or if you are discriminated against for exercising your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

     If you have questions about the Plan, you should contact the Plan Administrator. If you have any questions about this statement or your rights under ERISA, you should contact the nearest Area Office of the U. S. Labor-Management Services Administration, Department of Labor.

                                       10